EXHIBIT 99.1


                               DHB INDUSTRIES INC.
                                ________________
                             A Delaware Corporation

                              AMENDED AND RESTATED
                                     BY-LAWS
                              As of April 13, 2005
                                ________________
                                    ARTICLE I
                                  STOCKHOLDERS


Section 1.1       ANNUAL MEETING.

         An annual meeting of stockholders for the purpose of electing directors and of transacting such other business as may come before it shall be held each year at such date, time, and place, either within or without the State of Delaware, as may be specified by the Board of Directors


Section 1.2       SPECIAL MEETINGS

         Special meetings of stockholders for any purpose or purposes may be held at any time upon call of the chairman of the Board, if any, the President, or a majority of the Board of Directors, at such time and place either within or without the State of Delaware as may be stated in the notice. A special meeting of stockholders shall be called by the President upon the written request, stating time, place, and the purpose or purposes of the meeting of stockholders who together own of record a majority of the outstanding stock of all classes entitled to vote at such meeting.


Section 1.3       NOTICE OF MEETING

         Written notice of stockholders meetings, stating the place, date and hour thereof, and, in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be given by the Chairman of the Board, if any, the President, any Vice President, the Secretary, or any Assistant Secretary, to each stockholder entitled to vote thereat at least ten days but not more than sixty days before the date of the meeting, unless a different period is prescribed by law.


Section 1.4       QUORUM

         Expect as otherwise provided by law or in the Certificate of Incorporation or these By-Laws, at any meeting of stockholders, the holders of one-third of the outstanding shares of each class of stock entitled to vote at the meeting shall be present or represented by proxy in order to constitute a quorum for the transaction of any business. In the absence of a quorum, a majority in interest of the stockholders present or the chairman of the meeting may adjourn the meeting from time to time in the manner provided in Section 1.5 of these By-Laws until a quorum shall attend.


Section 1.5       ADJOURNMENT

         Any meeting of stockholders, annual or special, may adjourn from time to time to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.


Section 1.6       ORGANIZATION

         The Chairman of the Board, if any, or the Chairman's absence, the President, or in their absence any Vice President, shall call to order meetings of stockholders and shall act as chairman of such meetings. The Board of Directors or, if the Board fails to act, the stockholders may appoint any stockholder, director, or officer of the Corporation to act as chairman of any meeting in the absence of the Chairman of the Board, the President, and all Vice Presidents.

         The Secretary of the Corporation shall act as secretary of all meetings of stockholders, but, in the absence of the Secretary, the chairman of the meeting may appoint any other person to act as secretary of the meeting.


Section 1.7       VOTING

         Except as otherwise provided by law in the Certificate of Incorporation or these By-Laws and except for the election of directors, at any meeting duly called and held at which a quorum is present, a majority of the votes cast at such meeting upon given question by the holders of outstanding shares of stock of all classes of stock of the Corporation entitled to vote thereon who are present in person or by proxy shall decide such questions. At any meeting duly called and held for the election of directors at which a quorum is present, directors shall be elected by plurality of the votes cast by holders (acting as such) of shares of stock of the Corporation entitled to elect such directors.

                                   ARTICLE II

                               BOARD OF DIRECTORS


Section 2.1       NUMBER AND TERM OF OFFICE

         The business, property, and affairs of the Corporation shall be managed by or under the direction of the Board of three directors; provided, however, that the Board, by resolution adopted by vote of a majority of the then authorized number of directors, may increase or decrease the number of directors. The directors shall be elected by the holders of shares entitled to vote thereon at the annual meeting of stockholders, and each shall serve (subject to the provisions of Article IV) until the next succeeding annual meeting of stockholders and until a respective successor has been elected and qualified.


Section 2.2        CHAIRMAN OF THE BOARD

         The directors may elect one of their members to be Chairman of the Board of Directors. The Chairman shall be subject to the control of and may be removed by the Board of Directors. The Chairman of the Board shall perform such duties as may from time to time be assigned by the Board.


Section 2.3       MEETINGS

         The annual meeting of the Board of Directors, for the election of the officers and the transaction of such other business as may come before the meeting, shall be held without notice at the same place as, and immediately following, the annual meeting of the stockholders

         Regular meetings of the Board of Directors may be held without notice at such time and place as shall from time to time be determined by the Board.

         Special meetings of the Board of Directors shall be held at such time and place as shall be designed in the notice of the meeting whenever called by the Chairman of the Board, if any, the President, or by a majority of the directors of the office.


Section 2.4       NOTICE OF SPECIAL MEETINGS

         The Secretary, or in the Secretary's absence, any other officer of the Corporation, shall give each director notice of the time and place of the holding of special meetings of the Board of Directors by mail at least five days before the meeting, or by telegram, cable, radiogram, or personal service at least two days before the meeting. Unless otherwise stated in the notice thereof, any and all business may be transacted at any meeting without specification of such business in the notice.

Section 2.5       QUORUM AND ORGANIZATION OF MEETINGS

         A majority of the total number of member of the Board of Directors as constituted from time to time shall constitute a quorum for the transaction of business, but if at any meeting of the Board of Directors (whether or not adjourned from a previous meeting) there shall be less than a quorum present, a majority of those present may adjourn the meeting to another time and place, and the meeting may be held as adjourned without further notice or waiver. Except as otherwise provided by law or in the Certificate of Incorporation or these By-Laws, a majority of the directors present at any meeting at which a quorum is present may decide any question brought before such meeting. Meetings shall be presided over by the Chairman of the Board, if any, or in the Chairman's absence, by the President, or in the absence of both by such other person as the directors may elect. The Secretary of the Corporation shall act as secretary of the meeting, but in the Secretary's absence, the chairman of the meeting may appoint any person to act as secretary of the meeting.


Section 2.6       COMMITTEES

         The Board of Directors may, by resolution passed by a majority of the whole Board, designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not the member or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board of Directors, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business, property, and affairs of the Corporation, and authorize the seal of the Corporation to be affixed to all papers which may require it; but no such committee shall have power or authority in reference to amending the Certificate of Incorporation of the Corporation (except that a committee may, to the extent authorized in the resolution providing for the issuance of shares of stock adopted by the Board of Directors pursuant to authority expressly granted to the Board of Directors by the Corporation's Certificate of Incorporation, fix any of the preferences or rights of such shares relating to dividends, redemption, dissolution, any distribution of assets of the Corporation, or the conversion into, or the exchange of such shares of any other class or classes or any other series of the same or any other classes of stock of the Corporation), adopting an agreement of merger or consolidation under Section 251 or 252 of the General Corporation Law of the State of Delaware, recommending to the stockholders the sale, lease, or exchange of all or substantially all of the Corporation's property and assets, recommending to the stockholders a dissolution of the Corporation or a revocation of dissolution, or amending these By-Laws; and, unless the resolution so provided, no such committee shall have the power or authority to declare a dividend, to authorize the issuance of stock, or to adopt a certificate of ownership and merger pursuant to Section 253 of the General Corporation Law of the State of Delaware. Each committee which may be established by the Board of Directors pursuant to these By-Laws may fix its own rules and procedures. Notice of meetings of committees, other than of regular meetings provided for by the rules, shall be given to committee members. All action taken by committees shall be recorded in minutes of the meetings.

Section 2.7       ACTION WITHOUT MEETING

         Nothing contained in these By-Laws shall be deemed to restrict the power of members of the Board of Directors or any committee designated by the Board to take any action required or permitted to be taken by them without a meeting.


Section 2.8       TELEPHONE MEETINGS

         Nothing contained in these By-Laws shall be deemed to restrict the power of members of the Board of Directors, or any committee designated by the Board, to participate in a meeting of the Board, or committee, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other.


                                   ARTICLE III

                                    OFFICERS


Section 3.1       EXECUTIVE OFFICERS

         The executive officers of the Corporation shall be the Chairman of the Board, a President, a Secretary and a Treasurer. Any person may hold two or more of such officers, except that the same person shall not be both President and Secretary unless all of the issued and outstanding shares of the Corporation are owned by one person, in which case such person may hold all or any combination of offices. The executive officers of the Corporation shall be elected annually (and from time to time by the Board of Directors, as vacancies occur), at the annual meeting of the Board of Directors following the meeting of shareholders at which the Board of Directors was elected.



Section 3.2       OTHER OFFICERS

         The Board of Directors may appoint such other officers and agents, including one or more Vice Presidents, and may elect or appoint, or may delegate to the Chairman of the Board the power to appoint such other officers and agents, as it may at any time or from time to time deem advisable, including a Chief Financial Officer, Assistant Vice Presidents and Assistant Treasurers, and any other officers so elected or appointed shall have such authority and perform such duties as the Board of Directors, or the Chairman of the Board if the Chairman of the Board shall have appointed them, may from time to time prescribe.

Section 3.3       AUTHORITIES AND DUTIES

         All officers, as between themselves and the Corporation, shall have such authority and perform such duties in the management of the business and affairs of the Corporation as any be provided in these By-Laws, or, to the extent not so provided, as may be prescribed by the Board of Directors


Section 3.4       TENURE AND REMOVAL

         The officers of the Corporation shall be elected or appointed to hold office until their respective successors are elected or appointed. All officers shall hold office at the pleasure of the Board of Directors, and any officer elected or appointed by the Board of Directors may be remove at any time by the Board of Directors for cause or without cause at any regular meeting.


Section 3.5       VACANCIES

         Any vacancy occurring in any office of the Corporation, whether because of death, resignation or removal, with or without cause, or any other reason, shall be filled by the Board of Directors.


Section 3.6       COMPENSATION

         The salaries and other compensation of all officers and agents of the Corporation shall be fixed by or in the manner prescribed by the Board of Directors.




Section 3.7       CHAIRMAN OF THE BOARD

         The Chairman of the Board shall be the Chief Executive Officer of the Corporation. The Chairman of the Board shall preside at all meetings of the shareholders and the directors. The Chairman of the Board shall have general and active management of the business of the Corporation, shall see to it that all resolutions and orders of the Board of Directors are carried into effect, and, in connection therewith, shall be authorized to delegate to the President and the other executive officers such powers and duties of the Chairman of the Board as the Chairman of the Board may deem to be advisable.

Section 3.8       PRESIDENT

         The President shall be the chief administrative officer and chief financial officer of the Corporation. The President shall assist the Chairman of the Board in the management of the business of the Corporation and, in the absence of the Chairman, shall preside at all meetings of the shareholders and the directors and exercise the other powers and perform the other duties of the Chairman or designate the executive officers of the Corporation by whom such other powers shall be exercised and other duties performed; and shall have such other powers and duties as the Board of Directors or Chairman of the Board may from time to time prescribe. Except where by law or by order of the Board of Directors the signature of the Chairman of the Board is required, the President shall have the power as the Chairman of the Board to execute instruments on behalf of the Corporation.


Section 3.9       VICE PRESIDENT

         The Vice President, if any, or, if there shall be more than one, each Vice President, shall have such powers and shall perform such duties as may from time to time be assigned by the Board of Directors


Section 3.10      SECRETARY

         The Secretary shall attend all meetings of the shareholders and all meetings of the Board of Directors and shall record all proceedings taken at such meetings in a book to be kept for that purpose; the Secretary shall see that all notices of meetings of shareholders and special meetings of the Board of Directors are duly given in accordance with the provisions of these By-Laws or as required by law; the Secretary shall be the custodian of the records and of the corporate seal or seals of the Corporation; the Secretary, or the Assistant Secretary, shall have authority to affix the corporate seal or seals to all documents, the execution of which, on behalf of the Corporation, under its seal, is duly authorized, and when so affixed it may be attested by the Secretary's signature or the signature of such Assistant Secretary; and in general, the Secretary shall perform all duties incident to the office of the Secretary of a corporation, and such other duties as the Board of Directors may from time to time prescribe. The Board of Directors may give general authority to any other officer to affix the Seal of Corporation and to attest the affixing by signature.


Section 3.11      TREASURER

         The Treasurer shall have charge of and be responsible for all funds, securities, receipts and disbursements of the Corporation and shall deposit, or cause to be deposited, in the name and to the credit of the Corporation, all moneys and valuable effects in such banks, trust companies, or other depositories as shall from time to time be selected by the Board of Directors. The Treasurer shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation; shall render to the Chairman of the Board and to each member of the Board of Directors, whenever requested, an account of all transactions as Treasurer and of the financial condition of the Corporation; in general; shall perform all of the duties incident to the office of the Treasurer of the Corporation, and such other duties as the Board of Directors may from time to time prescribe.

                                   ARTICLE IV

                       RESIGNATION, REMOVAL AND VACANCIES


Section 4.1       RESIGNATIONS

         Any director or officer of the Corporation, or any member of any committee, may resign at any time by giving written notice to the Board of Directors, the President, or the Secretary of the Corporation. Any such resignation shall take effect at the time specified therein, or if the time be not specified therein, then upon receipt thereof. The acceptance of such resignation shall not be necessary to make it effective.


Section 4.2       REMOVALS

         The Board of Directors, by vote of not less than a majority of the entire Board, at any meeting thereof, or by written consent, at any time, may, to extent permitted by law, remove with or without cause from office or terminate the employment of any officer or member of any committee and may, with or without cause, disband any committee.

         Any director on the entire Board of Directors may be removed, with or without cause, by the holders of a majority of the shares entitled at the time to vote at an election of directors.

         Any director elected by the holders of any class or series of shares entitled at the time to vote as a class at an election of directors may be removed without cause by the holders of a majority of such class or series of shares, voting as a class and may be removed with cause by holders of a majority of the shares to vote at an election of directors.


Section 4.3       VACANCIES

         Any vacancy in the office of any director or officer through death, resignation, removal, disqualification, or other cause, and any additional directorship resulting form increase in the number of directors, may be filled at any time by a majority of the directors then in office (even though less than a quorum remains) or, in the case of any vacancy in the office of any director, by the stockholders, and, subject to the provisions of the Article IV, the person so chosen shall hold office until a successor shall have been elected and qualified; or, if the person so chose is a director elected to fill a vacancy, such person shall (subject to the provisions of this Article IV) hold office for the unexpired term of the predecessor.

                                    ARTICLE V

                                  CAPITAL STOCK


Section 5.1        STOCK CERTIFICATES

         The certificate for shares of the capital stock of the Corporation shall be in such form as shall be prescribed by law and approved, from time to time, by the Board of Directors.


Section 5.2       TRANSFER OF SHARES

         Shares of the capital stock of the Corporation may be transferred in the books of the Corporation only by the holder of such shares or by the holder's duly authorized attorney, upon the surrender to the Corporation or its transfer agent of the certificate representing such stock properly endorsed.


Section 5.3       FIXING RECORD DATE

         In order that the Corporation may determine the stockholders entitled to notice of or to vote any meeting of stockholders or any adjournment thereof (or to express consent to corporate action in writing without a meeting), or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion, or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which, unless otherwise provided by law, shall not be more that sixty days nor less that ten days before the date of such meeting, nor more than sixty days prior to any other action.


Section 5.4        LOST CERTIFICATES

         The Board of Directors or any transfer agent of the Corporation may direct a new certificate or certificates representing stock of the Corporation to be issued in place of any certificate or certificates therefore issued by the Corporation, alleged to have been lost, stolen or destroyed, upon making of an affidavit of that fact by the person claiming the certificate to be lost, stolen or destroyed. When authorizing such issue of a new certificate or certificates, the Board of Directors (or any transfer agent of the Corporation authorized to do so by a resolution of the Board of Directors) may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen, or destroyed certificate or certificates, or the owner's legal representative, to give the Corporation a bond in such sum as the Board of Directors (or any transfer agent authorized) shall direct to indemnify the Corporation against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen, or destroyed or the issuance of such new certificates, and such requirement may be general or confined to specific instances.

Section 5.5       REGULATION

         The Board of Directors shall have power and authority to make all such rules and regulations as it may deem expedient concerning the issue, transfer, resignation, cancellation, and replacement of certificates representing stock of the Corporation.


                                   ARTICLE VI

                                  MISCELLANEOUS


Section 6.1       CORPORATE SEAL

         The corporate seal shall have inscribed thereon the name of the Corporation, the year of its organization, and the words "Corporate Seal" and "Delaware" and shall be in such form as may be approved from time to time by the Board of Directors.


Section 6.2       FISCAL YEAR

         The fiscal year of the Corporation shall begin on the 1st day of January in each year and terminate on the 31st day of December in each succeeding year.


Section 6.3       NOTICES AND WAIVERS THEREOF

         Whenever any notice whatever is required by law, the Certificate of Incorporation, or these By-Laws to be given to any stockholder, director, or officer, such notice, except as otherwise provided by law, may be given personally, or by mail, or, in the case of directors or officers, by telegram, cable, or radiogram, addressed to such address as appears on the books of the Corporation. Any notice given by telegram, cable, or radiogram shall be deemed to have been given when it shall have been delivered for transmission and any notice given by mail shall be deemed to have been given when it shall have been deposited in the United States mail with postage thereon prepaid.

         Whenever any notice is required to be given by law, the Certificate of Incorporation, or these By-Laws, a written waiver thereof, signed by the person entitled to such notice, whether before or after the meeting or the time stated therein, shall be deemed equivalent in all respects to such notice to the full extent permitted by law.


Section 6.4       STOCK OF OTHER CORPORATIONS OR OTHER INTERESTS

         Unless otherwise ordered by the Board of Directors, the President, the Secretary, and such attorneys or agents of the Corporation as may be from time to time authorized by the Board of Directors or the President, shall have full power and authority on behalf of this Corporation to attend and to act and vote in person or by proxy at any meeting of the holders of securities of any corporation or other entity in which this Corporation may own or hold shares or other securities, and at such meetings shall possess and may exercise all the rights and powers incident to the ownership of such shares or other securities which this Corporation, as the owner or holder thereof, might have possessed and exercised if present. The Chairman, President, Secretary, or such attorneys or agents, may also execute and deliver on behalf of this Corporation powers of attorney, proxies, consents, waivers, and other instruments relating to the shares or securities owned or held by this Corporation.


                                   ARTICLE VII

                                   AMENDMENTS


         The holders of the shares entitled at the time to vote for the election of directors shall have power to adopt, amend, or repeal the By-Laws of the Corporation by vote of not less than a majority of such shares, and except as otherwise provided by law, the Board of Directors shall have power equal in all respects to that of the stockholders to adopt, amend, or repeal the By-Laws by vote of not less than a majority of the entire Board. However, any By-Laws adopted by the Board may be amended or repealed by vote of the holders of a majority of the shares entitled at the time to vote for the election of directors.